SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 3, 2003

                         COMMISSION FILE NUMBER 0-21061

                         SPEEDCOM WIRELESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                  58-2044990
(STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.
INCORPORATION OR ORGANIZATION)

                         7020 PROFESSIONAL PARKWAY EAST
                               SARASOTA, FL 34240
                                 (941) 907-2300

         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)




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Item 5. Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the events described in the press release attached hereto as Exhibits 3.1 and 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SPEEDCOM WIRELESS CORPORATION


                                   By: /s/ Mark Schaftlein
                                       -------------------
                                       Mark Schaftlein
                                       Chief Financial Officer


                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION
--------------              -----------

         3.1                Amended and restated certificate of incorporation

         99.1               Stockholders approve asset purchase agreement



Date: December 3, 2003